EXHIBIT 99.3
------------


MADSEN & ASSOCIATES, CPA's INC.                           684 East Vine St, # 3
-------------------------------                              Murray, Utah 84107
Certified Public Accountants and Business Consultants    Telephone 801-268-2632
                                                               Fax 801-262-3978


Board of Directors
LILM, INC. and Subsidiary and LIL Marc INC. (predecessor)
Salt Lake City, Utah

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We have audited the accompanying consolidated balance sheet of LILM, INC. and Subsidiary and LIL Marc INC. (predecessor) (development stage company) at December 31, 2006, and the consolidated statements of operations, stockholders' equity, and cash flows for the years ended December 31, 2006, and 2005 and the period April 22, 1997 (date of inception of predecessor) to December 31, 2006. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of LILM, INC. and Subsidiary and LIL Marc INC. (predecessor) at December 31, 2006, and the results of operations, and cash flows for the years ended December 31, 2006 and 2005 and the period April 22, 1997 (date of inception of LIL Marc, INC. (predecessor) to December 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

The Company's financial statements for the year ended December 31, 2005 were revised and restated to include the historical operating loss of the Company's predecessor for the period April 22, 1997 to December 30, 1999 in the amount of $51,977. (see note 5)



Salt Lake City, Utah
February 28, 2007, except for Note 5 which is dated June 11, 2007

/s/ Madsen & Associates, CPA's Inc.
-----------------------------------

           LILM, INC. and SUBSIDIARY and LIL MARC, INC. (predecessor)
                          ( Development Stage Company )
                           CONSOLIDATED BALANCE SHEET
                                December 31, 2006

--------------------------------------------------------------------------------


ASSETS
CURRENT ASSETS

   Cash
                                                              $    10,897

         Total Current Assets                                      10,897
                                                              -----------

OFFICE EQUIPMENT - net of accumulated depreciation                  1,031
                                                              -----------

                                                              $    11,928


LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES

      Accounts payable                                        $     5,000
      Accounts payable - related party                              5,797
                                                              -----------

         Total Current Liabilities                                 10,797
                                                              -----------

STOCKHOLDERS' EQUITY

    Common stock
         25,000,000 shares authorized  at $0.001 par value;
         2,583,750 shares issued and outstanding                    2,584
     Capital in excess of par value                               135,111
    Accumulated deficit during development stage                 (136,564)
                                                              -----------
          Total Stockholders' Equity                                1,131
                                                              -----------

                                                              $    11,928






    The accompanying notes are an integral part of these financial statements

           LILM, INC. and SUBSIDIARY and LIL MARC, INC. (predecessor)
                          ( Development Stage Company )
                      CONSOLIDATED STATEMENT OF OPERATIONS
                 For the Years Ended December 31, 2006 and 2005
             and the Period April 22, 1997 (date of inception of LIL
                  Marc, INC. (predecessor) to December 31, 2006

--------------------------------------------------------------------------------




                                     Dec 31,         Dec 31,    Apr 22, 1997
                                      2006            2005     to Dec 31, 2006
                                   -----------    -----------  ---------------


REVENUES                           $     2,984    $     1,515    $    17,718
                                   -----------    -----------    -----------

EXPENSES

   Administrative                       18,157         12,624        125,265
   Royalties                                16             21             81
   Depreciation and amortization           632          1,562         28,936
                                   -----------    -----------    -----------
                                        18,805         14,207        154,282
                                   -----------    -----------    -----------

NET LOSS                           $   (15,821)   $   (12,692)   $  (136,564)
                                   ===========    ===========    ===========







NET LOSS PER COMMON SHARE

   Basic and diluted               $      --      $      --
                                   -----------    -----------



AVERAGE OUTSTANDING SHARES

    Basic (stated in 1000's)             2,584          2,584
                                   -----------




    The accompanying notes are an integral part of these financial statements


                     LILM, INC. and SUBSIDIARY and LIL MARC, INC. (predecessor)
                                    ( Development Stage Company )
                                STATEMENT OF CHANGES IN STOCKHOLDERS'
                          EQUITY For the Period December 30, 1999 (date of
                                   inception) to December 31, 2006

----------------------------------------------------------------------------------------------------



                                                 Common Stock            Capital in
                                           --------------------------     Excess of     Accumulated
                                              Shares          Amount      Par Value       Deficit
                                           -----------    -----------    -----------    -----------
Balance December 30,  1999 (predecessor)          --     $      --     $    51,977    $   (51,977)

Issuance of common shares for cash and a
    patent at $.0129 - December 30, 1999     1,000,000         1,000        11,963           --
Net operating loss for the year ended
   December 31, 2000                              --            --            --           (8,867)
Issuance of common shares for cash
 at $.025 - June 27, 2001                      800,000           800        19,200           --
Issuance of common shares for cash
   at $.025 - August 31, 2001                   20,000            20           480           --
Stock offering costs                              --            --            (375)          --
Capital contribution - related party              --            --             100           --
Net operating loss for the year
    ended December 31, 2001                       --            --            --          (13,537)
Stock offering costs                              --            --          (2,500)          --
Net operating loss for the year
   ended December 31, 2002                        --            --            --          (13,858)
Issuance of common shares for cash
   at $.08 - February 20, 2003                 763,750           764        60,336           --
Stock offering costs                              --            --          (6,070)          --
Net operating loss for year
   ended December 31, 2003                        --            --            --          (18,081)

Net operating loss for the year
   ended  December 31, 2004                       --            --            --           (1,731)
                                           -----------    -----------    -----------    -----------

Balance December 31, 2004                    2,583,750         2,584       135,111       (108,051)

Net operating loss for the year
   ended December 31, 2005                        --            --            --          (12,692)


Balance December 31, 2005                    2,583,750         2,584       135,111       (120,743)

Net operating loss for the year
   ended December 31, 2006                        --            --            --          (15,821)


Balance December 31, 2006                    2,583,750    $    2,584   $   135,111    $  (136,564)
                                           ===========    ===========    ===========    ===========


               The accompanying  notes are an integral part of these financial statements.


                 LILM, INC. and SUBSIDIARY and LIL MARC, INC. (predecessor)
                                ( Development Stage Company )
                            CONSOLIDATED STATEMENT OF CASH FLOWS
                For the Years Ended December 31, 2006 and 2005 and the Period
       April 22, 1997 (date of inception of LIL Marc, Inc. (predecessor) to December 31, 2006

--------------------------------------------------------------------------------------------------------
                                                               Dec 31,         Dec 31,   Apr 22, 1997 to
                                                                2006            2005       Dec 31, 2006
                                                             -----------    -----------    -----------


CASH FLOWS FROM
   OPERATING ACTIVITIES
   Net loss                                                  $   (15,821)   $   (12,692)   $  (136,564)

   Adjustments to reconcile net loss to
       net cash provided by operating
       activities

          Issuance of common stock for expenses                     --             --            8,700
          Depreciation and amortization                              632          1,562         28,786
          Changes in accounts payable                              4,750           (200)         6,409
          Contributions to capital - expenses                       --             --              100


          Net Cash Flows Used in Operations                      (10,439)       (11,330)       (92,569)
                                                             -----------    -----------    -----------

CASH FLOWS FROM INVESTING
   ACTIVITIES

      Purchase of patent                                            --             --          (28,650)
      Purchase office equipment                                     (194)          (503)        (2,096)
                                                             -----------    -----------    -----------

CASH FLOWS FROM FINANCING
   ACTIVITIES

       Proceeds from issuance of common stock net of costs          --             --          134,212
                                                             -----------    -----------    -----------


   Net Change  in Cash                                           (10,633)       (11,833)        10,897
    Cash at Beginning of Period                                   21,530         33,363           --
                                                             -----------    -----------    -----------

   Cash at End of Period                                     $    10,897    $    21,530    $    10,897
                                                             ===========    ===========    ===========



NON CASH  FLOWS  FROM OPERATING AND INVESTING ACTIVITIES

        Issuance of  922,900 common shares for a patent - 2000                             $   11,963
                                                                                           ----------
        Contributions to capital - expenses - 2001                                                100
                                                                                           ----------



               The accompanying  notes are an integral part of these financial statements.

           LILM, INC. and SUBSIDIARY and LIL MARC, INC. (predecessor)
                          ( Development Stage Company )
                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 2006

--------------------------------------------------------------------------------

1.     ORGANIZATION

The Company was incorporated under the laws of the state of Nevada on December 30, 1999 with authorized common stock of 25,000,000 shares with a par value of $.001.

The principal business activity of the Company is to manufacture and market the "LiL Marc" urinal used in the training of young boys.

During January 2005 the Company organized "LiL Marc, Inc.", in the state of Utah, and transferred all its assets, liabilities, and operations to LiL Marc Inc. in exchange for all of the outstanding stock of LiL Marc, Inc. for the purpose of continuing the operations in the subsidiary.

"LiL Marc, Inc." (predecessor) was incorporated under the laws of the state of Nevada on April 22, 1997 for the purpose of marketing and sales of the "Lil Marc" training urinal for use by young boys. The marketing and sales activity was transferred to LILM, Inc. on December 30, 1999.

Included in the following financial statements are the combined statement of operations of LIL Marc, Inc. (predecessor) for the period April 22, 1997 to December 30, 1999 and LILM, Inc., and its subsidiary, for the period December 30, 1999 to December 31, 2006.

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Accounting Methods
------------------

The Company recognizes income and expenses based on the accrual method of accounting.

Dividend Policy
---------------

The Company has not yet adopted a policy regarding payment of dividends.

Income Taxes
------------

The Company utilizes the liability method of accounting for income taxes. Under the liability method deferred tax assets and liabilities are determined based on the differences between financial reporting and the tax bases of the assets and liabilities and are measured using the enacted tax rates and laws that will be in effect, when the differences are expected to reverse. An allowance against deferred tax assets is recorded, when it is more likely than not, that such tax benefits will not be realized.

On December 31, 2006, the Company had a net operating loss available for carryforward of $84,587. The income tax benefit of approximately $25,000 from the carryforward has been fully offset by a valuation reserve because the use of the future tax benefit is doubtful since the Company has not started full operations. The net operating loss will expire starting in 2021 through 2027.

           LILM, INC. and SUBSIDIARY and LIL MARC, INC. (predecessor)
                          ( Development Stage Company )
                    NOTES TO FINANCIAL STATEMENTS (Continued)
                                December 31, 2006

--------------------------------------------------------------------------------


2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - continued

Revenue Recognition
-------------------

Revenue is recognized upon the completion of the sale and shipment of the training urinal products.

Advertising and Market Development
----------------------------------

The company expenses advertising and market development costs as incurred.

Financial Instruments
---------------------

The carrying amounts of financial instruments, including cash and accounts payable, are considered by management to be their estimated fair values due to their short term maturities.

Basic and Diluted Net Income (Loss) Per Share
---------------------------------------------

Basic net income (loss) per share amounts are computed based on the weighted average number of shares actually outstanding. Diluted net income (loss) per share amounts are computed using the weighted average number of common shares and common equivalent shares outstanding as if shares had been issued on the exercise of any common share rights unless the exercise becomes antidilutive and then only the basic per share amounts are shown in the report.

Financial and Concentrations Risk
---------------------------------

The Company does not have any concentration or related financial credit risk.

Estimates and Assumptions
-------------------------

Management uses estimates and assumptions in preparing financial statements in accordance with accounting principles generally accepted in the United States of America. Those estimates and assumptions affect the reported amounts of the assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses. Actual results could vary from the estimates that were assumed in preparing these financial statements.

Principles of Consolidation
---------------------------

The accompanying consolidated financial statements include the accounts of the Company and its subsidiary from its inception. All significant intercompany accounts and balances have been eliminated in consolidation.

           LILM, INC. and SUBSIDIARY and LIL MARC, INC. (predecessor)
                          ( Development Stage Company )
                    NOTES TO FINANCIAL STATEMENTS (Continued)
                                December 31, 2006

--------------------------------------------------------------------------------

Office Equipment
----------------

Office equipment consists of computers and is depreciated over three years on the straight method.

Recent Accounting Pronouncements
--------------------------------

The Company does not expect that the adoption of other recent accounting pronouncements will have a material impact on its financial statements.

3.    PATENT

The Company acquired a patent, from a related party, for the "LiL Marc" training urinal and was recorded at the predecessor cost, less amortization. The patent was issued on July 16, 1991 and has been fully amortized.

The terms of the acquisition of the patent includes a royalty of $.25, due to the inventor, on the sale of each training urinal.

4.    SIGNIFICANT TRANSACTIONS WITH RELATED PARTIES

Officer-directors have acquired 73% of the outstanding common stock of the Company and have made demand, no interest, loans to the Company of $5,797.

5.    PRIOR REPORTS REVISED AND RESTATED

The Company's financial statements for the year ended December 31, 2005 and the quarters ended June 30, 2006 and September 30, 2006 were revised and restated to include the historical operating loss of the Company's predecessor for the period April 22, 1997 to December 30, 1999 in the amount of $51,977. (note 1) Following are the before and after account balances as restated:

                                         Dec 31,       Jun 30,      Sept 30,
                                          2005          2006          2006
                                       ---------     ---------     ---------
Capital in excess of par value
   Before                                 83,134        83,134        83,134
   After                                 135,111       135,111       135,111
Deficit
   Before                                (68,766)      (74,592)      (77,595)
   After                                (120,743)     (126,569)     (129,572)
Net  loss - inception to period end
   Before                                (68,766)      (74,592)      (77,595)
   After                                (120,743)     (126,569)     (129,572)